EXHIBIT 10.4



                                            Client: Small Town Radio Inc.
                                            Proposal #: 6357
                                            Proposal Date: April 20, 2001

Small Town Radio Inc.
12600 Deerfield Parkway, Suite 100
Alpharetta, GA 30004
Attn: Robert S. Vail
Phone: 678-762-3295
Fax: 678-762-3296
e-mail:

  ------------------------------------------------------------------
                           Design for Small Town Radio
  ------------------------------------------------------------------

Qty   Description                                   Price Each     Extension

         Harris custom concepts, design, engineering              $10,000.00
         and documentation for Small Town Radio

         The project scope is to construct an Internet Network for direct over-the-air broadcasting through existing FM radio stations to be purchased by Small Town Radio, Inc. The project includes studio design, delivery system design to the Internet provider and delivery of the audio and data signal in the FM transmitters of the various radio stations.

         The project includes these design areas:

         Basic Studio Design

         Basic floorplan for submittal to Small Town Radio's architects for generation of construction drawings Studio room count, functions, proximities, and minimum sizes. Minimum acoustic architectural specifications Simple studio lighting and power requirements and locations Orientation and sight line determination Speaker bracket placement TV Monitor placement

         Furniture Design

         Documentation based on the determination and definition of the following:
             Equipment requirements and recommendations
             Rack space requirements
             Equipment rack placement
             Microphone arm, riser and control panel placement

          Client: Small Town Radio Inc.
             Proposal #: 6357
          Proposal Date: April 20, 2001

Small Town Radio Inc.
12600 Deerfield Parkway, Suite 100

                         Headphone jack panel placement
               Monitor and monitor arm requirements and placement
                  Keyboard and mouse requirements and placement
                              TV Monitor placement
                            Speaker bracket placement
                           Nearfield monitor placement
                    Control turret requirements and placement
                    Orientation and sight line determination

         Audio Design for Individual Studios & Terminal Room The design and generation of documentation for the audio signal flow of consoles, source equipment, and airchains

         Documentation based on the determination and definition of the following: Placement of audio source equipment with-in the furniture Audio block placement Specified or customer supplied equipment list

         Logic Wiring Design

         The design and generation of documentation of console to source equipment logic signals

         Documentation based on the determination and definition of the following: Placement of logic controlled equipment with-in the furniture On-Air warning light placement and cabling

         Inter-Room Wiring

         The design and generation of documentation for layout and lengths of Audio and Logic Inter

         Documentation based on the determination and definition of the following: Cable lengths and requirements from Terminal Room to all Studios Cable lengths and requirements from Studio to Studio

               Client:  Small Town Radio Inc.
                  Proposal #: 6357
               Proposal Date: April 20, 2001

Small Town Radio Inc.
12600 Deerfield Parkway, Suite 100

         Console Configuration Review

         The design and generation of documentation suitable for the console configuration, including: Input assignment verification, module designation, Telos control panel placement, and routing switcher control panel placement

         Control Turret Review

         The design and generation of documentation suitable for the configuration of the control turrets, including: Panel placement, lens designation, Telos control panel placement, routing switcher control panel placement

         Audio Delivery System

         The design and generation of documentation for the following: Digital delivery of the studio audio signals to the Qwest POP in Atlanta. Digital delivery of audio and data from the last mile T1 into the existing FM transmitters.

         Transmitter Equipment

         The recommendation of proper FM exciters and transmitters as needed

         The recommendation of proper IBOC digital transmission equipment as it becomes available

         Final Proposal

         Preparation of initial buget recommendations Preparation of final turnkey systems proposal

         Subtotal, Design for Small Town Radio                   $10,000.00

                                    SUMMARY:

                  Subtotal, Design for Small Town Radio         $10,000.00
                                                                 ----------
                  Total                                         $10,000.00
                                                                 ==========


                          Client: Small Town Radio Inc.
                                Proposal #: 6357
                          Proposal Date: April 20, 2001

Small Town Radio Inc.
12600 Deerfield Parkway, Suite 100

         TERMS:

                  Payment due on or before June 18, 2001

         PRICE FIRM:

                  This proposal is valid for 30 days from date

                          Client: Small Town Radio Inc.
                                Proposal #: 6357
                          Proposal Date: April 20, 2001

Small Town Radio Inc.
12600 Deerfield Parkway, Suite 100


All orders are subject to final confirmation and acceptance by the Seller at its home office.

All prices are Net, F.O.B. Manufacturing shipping point(s), and are subject to adjustments as herein provided.

 ** State and local sales tax, in effect at time of shipment, will be added to all invoices as applicable.

 If tax exempt, provide exemption number for the state to which equipment is to be shipped.

          EXEMPTION NUMBER:  _________________________

NOTICE: This equipment list is intended to be responsive to your requirements as described by your organization to the Harris representative. You should review the equipment list carefully with your technical consultant to assure the list meets your needs.

ACKNOWLEDGEMENT OF TERMS: by signing this proposal in the space below, you represent and acknowledge that you have fully read, understand, and accept the terms of this proposal, including the "General Terms and Conditions of Sale for Broadcast Equipment and service", attached herein; that this proposal contains the complete agreement between purchaser and Harris with respect to the articles described herein; that any other agreements, representation, and warranties, whether oral or in writing, made prior to or at the time of signing this proposal, are excluded and replaced by the terms herein; and that no change or addition to this proposal shall be valid or enforceable unless made in writing and accepted by Harris.

ACCEPTANCE OF PROPOSAL: When this proposal is signed by purchaser, returned to Harris Broadcast Division and accepted by Harris at its office in Mason, Ohio, the proposal shall become a binding agreement for the purchase from Harris of the articles described herein, upon the terms specified, including Harris' "General Terms and conditions of Sale for Broadcast Equipment and Service".



SELLER: Harris Corporation

By:               Chris Karb
                  --------------------------------------------------
Signature:        /s/
                  ________________________________________________
Title:            Territory Manager - Radio Systems
                  -----------------------------------------------------
Date:             _________________________________________________

PURCHASER: Small Town Radio, Inc.

By:               Robert S. Vail
                  ----------------------------------------------------
Signature:        /s/ Robert S. Vail
                  _________________________________________________
Title:            President
                  ----------------------------------------------------
Date:             5-15-01
                  __________________________________________________